                                                                      EXHIBIT 43


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,423,500,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC1

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                JANUARY 25, 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                  SURF 2006-BC1
                                      TOTAL

TOTAL NUMBER OF LOANS                                                    10,766
TOTAL LOAN BALANCE                                                1,570,275,023
AVERAGE LOAN BALANCE                                                    145,855
WA CLTV (W/O SILENT SECONDS)                                              81.62%
WAC                                                                        7.56%
WA FICO                                                                     612
WALA                                                                          4
WAM                                                                         343
FXD RATE                                                                  19.06%
IOS                                                                       30.77%
MH                                                                         0.01%
1ST LIEN                                                                  93.18%
2ND LIEN                                                                   6.82%
OCCUPANCY--OO                                                             98.13%
DOC TYPE--FULL/ALTERNATIVE                                                47.20%
STATED DOC                                                                49.33%
CASH OUT REFI                                                             49.75%
PURCHASE                                                                  46.99%

LOANS WITH SILENT SECONDS :
% of Portfolio w/ SS                                                      38.46%
$ amount                                                            603,926,135
# of First Liens w/  SS                                                   3,817
CLTV of Total Portfolio (that includes silent 2nds)                        89.00%

CALIFORNIA                                                                21.57%
PREPAY PENALTIES                                                          81.40%
PRE-FUNDING BALANCE
EXPECTED FINAL POOL

MORTGAGE RATES

MORTGAGE RATES                                           BALANCE            %
--------------                                           -------            -
4.500% to 4.999%                                         $280,000          0.02%
5.000% to 5.499%                                        5,004,249          0.32
5.500% to 5.999%                                       57,718,792          3.68
6.000% to 6.499%                                      145,354,788          9.26
6.500% to 6.999%                                      385,461,993         24.55
7.000% to 7.499%                                      297,414,266         18.94
7.500% to 7.999%                                      310,172,463         19.75
8.000% to 8.499%                                      115,463,303          7.35
8.500% to 8.999%                                       93,774,430          5.97
9.000% to 9.499%                                       32,302,681          2.06
9.500% to 9.999%                                       42,716,421          2.72
10.000% to 10.499%                                     16,547,399          1.05
10.500% to 10.999%                                     34,951,379          2.23
11.000% to 11.499%                                     15,085,421          0.96
11.500% to 11.999%                                     10,070,380          0.64
12.000% to 12.499%                                      7,782,837          0.5
12.500% to 12.999%                                        174,223          0.01
13.000% to 13.499%
13.500% to 13.999%
14.000% to 14.499%
14.500% to 14.999%
15.000% to 15.499%
16.500% to 16.999%
                                                   --------------        ------
TOTAL:                                             $1,570,275,023        100.00%
                                                   ==============        ======

GROSS MARGINS

GROSS MARGINS                                            BALANCE            %
-------------                                            -------            -
1.500% to 1.999%                                         $515,673          0.04%
2.000% to 2.499%                                        3,875,859           0.3
2.500% to 2.999%                                        6,790,196          0.53
3.000% to 3.499%                                        7,326,203          0.58
3.500% to 3.999%                                       20,500,179          1.61
4.000% to 4.499%                                       29,501,610          2.32
4.500% to 4.999%                                       83,302,629          6.55
5.000% to 5.499%                                      121,817,398          9.58
5.500% to 5.999%                                      200,102,315         15.74
6.000% to 6.499%                                      226,125,399         17.79
6.500% to 6.999%                                      297,542,292         23.41
7.000% to 7.499%                                      154,461,602         12.15
7.500% to 7.999%                                       77,605,257          6.11
8.000% to 8.499%                                       28,733,259          2.26
8.500% to 8.999%                                       10,714,081          0.84
9.000% to 9.499%                                        1,750,943          0.14
9.500% to 9.999%                                          285,597          0.02
                                                   --------------        ------
TOTAL:                                             $1,270,950,492        100.00%
                                                   ==============        ======

MINIMUM MORTGAGE RATES

MINIMUM MORTGAGE RATES                                   BALANCE            %
2.000% to 2.499%                                         $174,952          0.01%
3.500% to 3.999%                                        2,102,781          0.17
4.000% to 4.499%                                        7,343,094          0.58
4.500% to 4.999%                                       21,776,239          1.71
5.000% to 5.499%                                       22,432,412          1.77
5.500% to 5.999%                                       70,119,143          5.52
6.000% to 6.499%                                      136,649,276         10.75
6.500% to 6.999%                                      327,196,503         25.74
7.000% to 7.499%                                      246,012,625         19.36
7.500% to 7.999%                                      246,725,641         19.41
8.000% to 8.499%                                       85,062,655          6.69
8.500% to 8.999%                                       65,828,113          5.18
9.000% to 9.499%                                       18,640,449          1.47
9.500% to 9.999%                                       11,380,313           0.9
10.000% to 10.499%                                      5,598,967          0.44
10.500% to 10.999%                                      3,187,915          0.25
11.000% to 11.499%                                        655,414          0.05
11.500% to 11.999%                                         64,000          0.01
                                                   --------------        ------
TOTAL:                                             $1,270,950,492        100.00%
                                                   ==============        ======

MAXIMUM MORTGAGE RATES

MAXIMUM MORTGAGE RATES                                   BALANCE             %
----------------------                                   -------             -
11.000% to 11.499%                                     $2,943,415          0.23%
11.500% to 11.999%                                     40,593,719          3.19
12.000% to 12.499%                                    106,015,890          8.34
12.500% to 12.999%                                    270,184,118         21.26
13.000% to 13.499%                                    200,273,527         15.76
13.500% to 13.999%                                    252,251,046         19.85
14.000% to 14.499%                                    137,521,762         10.82
14.500% to 14.999%                                    134,198,150         10.56
15.000% to 15.499%                                     54,652,402           4.3
15.500% to 15.999%                                     40,602,006          3.19
16.000% to 16.499%                                     13,561,699          1.07
16.500% to 16.999%                                      9,383,432          0.74
17.000% to 17.499%                                      5,141,859           0.4
17.500% to 17.999%                                      2,964,686          0.23
18.000% to 18.499%                                        598,781          0.05
18.500% to 18.999%                                         64,000          0.01
                                                   --------------        ------
TOTAL:                                             $1,270,950,492        100.00%
                                                   ==============        ======

INITIAL CAP

INITIAL CAP                                             BALANCE              %
-----------                                             -------              -
1.00%                                                  $5,812,328          0.46%
1.50%                                                     277,242          0.02
2.00%                                                  44,579,281          3.51
3.00%                                               1,220,106,689            96
5.00%                                                     174,952          0.01
                                                   --------------        ------
TOTAL:                                             $1,270,950,492        100.00%
                                                   ==============        ======

PERIODIC CAP

PERIODIC CAP                                            BALANCE              %
------------                                            -------              -
1.00%                                              $1,188,191,409         93.49%
1.50%                                                  82,759,083          6.51
                                                   --------------        ------
TOTAL:                                             $1,270,950,492        100.00%
                                                   ==============        ======

CLTV WITHOUT SILENT SECONDS

CLTV WITHOUT SILENT SECONDS                              BALANCE             %
---------------------------                              -------             -
10.01% to 20.00%
20.01% to 30.00%                                       $1,440,737          0.09%
30.01% to 40.00%                                        7,418,315          0.47
40.01% to 50.00%                                       17,215,564           1.1
50.01% to 55.00%                                       16,927,675          1.08
55.01% to 60.00%                                       24,618,254          1.57
60.01% to 65.00%                                       36,262,970          2.31
65.01% to 70.00%                                       63,589,598          4.05
70.01% to 75.00%                                       85,391,579          5.44
75.01% to 80.00%                                      730,215,133          46.5
80.01% to 85.00%                                      158,753,564         10.11
85.01% to 90.00%                                      223,782,297         14.25
90.01% to 95.00%                                       77,187,619          4.92
95.01% to 100.00%                                     127,451,762          8.12
100.01% to 105.00%                                         19,957             0
                                                   --------------        ------
TOTAL:                                             $1,570,275,023        100.00%
                                                   ==============        ======

CREDIT SCORES

CREDIT SCORES                                            BALANCE            %
-------------                                            -------            -
<= 499                                                   $124,902          0.01%
500 to 519                                             14,103,188           0.9
520 to 539                                             71,392,942          4.55
540 to 559                                            120,089,051          7.65
560 to 579                                            179,860,898         11.45
580 to 599                                            245,068,586         15.61
600 to 619                                            301,195,104         19.18
620 to 639                                            225,987,933         14.39
640 to 659                                            205,208,203         13.07
660 to 679                                             76,461,913          4.87
680 to 699                                             59,213,153          3.77
700 to 719                                             28,330,254           1.8
720 to 739                                             21,278,020          1.36
740 to 759                                             13,438,647          0.86
760 >=                                                  8,522,232          0.54
                                                   --------------        ------
TOTAL:                                             $1,570,275,023        100.00%
                                                   ==============        ======

DTI

DTI                                                       BALANCE            %
---                                                       -------            -
0.00% or less                                            $174,952          0.01%
0.01% to 5.00%                                            630,000          0.04
5.01% to 10.00%                                         2,073,103          0.13
10.01% to 15.00%                                        6,425,831          0.41
15.01% to 20.00%                                       20,224,068          1.29
20.01% to 25.00%                                       43,305,490          2.76
25.01% to 30.00%                                       90,540,261          5.77
30.01% to 35.00%                                      164,211,748         10.46
35.01% to 40.00%                                      265,578,588         16.91
40.01% to 45.00%                                      385,670,906         24.56
45.01% to 50.00%                                      487,177,263         31.02
50.01% to 55.00%                                      101,525,341          6.47
55.01% to 60.00%                                        2,737,473          0.17
60.01% to 65.00%
                                                   --------------        ------
TOTAL:                                             $1,570,275,023        100.00%
                                                   ==============        ======

LOAN BALANCE

LOAN BALANCE                                             BALANCE            %
------------                                             -------            -
$50,000 or less                                       $54,323,464          3.46%
$50,001 to $100,000                                   205,859,353         13.11
$100,001 to $150,000                                  268,118,215         17.07
$150,001 to $200,000                                  240,477,540         15.31
$200,001 to $250,000                                  206,691,195         13.16
$250,001 to $300,000                                  167,889,370         10.69
$300,001 to $350,000                                  130,352,418           8.3
$350,001 to $400,000                                  102,695,205          6.54
$400,001 to $450,000                                   73,167,066          4.66
$450,001 to $500,000                                   62,110,122          3.96
$500,001 to $550,000                                   25,278,752          1.61
$550,001 to $600,000                                   14,493,153          0.92
$600,001 to $650,000                                    9,457,831           0.6
$650,001 to $700,000                                    3,359,497          0.21
$700,001 to $750,000                                    5,121,843          0.33
$850,001 to $900,000                                      880,000          0.06
                                                   --------------        ------
TOTAL:                                             $1,570,275,023        100.00%
                                                   ==============        ======

OCCUPANCY

OCCUPANCY                                                 BALANCE           %
---------                                                 -------           -
Primary                                              $1,540,975,156       98.13%
Investment                                               22,587,198        1.44
Second Home                                               6,712,669        0.43
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

ORIGINAL TERM

ORIGINAL TERM                                             BALANCE           %
-------------                                             -------           -
116 to 120                                                 $366,896        0.02%
176 to 180                                              100,401,244        6.39
236 to 240                                               18,100,837        1.15
356 to 360                                            1,451,406,046       92.43
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

LOAN PURPOSE

LOAN PURPOSE                                              BALANCE           %
------------                                              -------           -
Purchase                                               $737,920,242       46.99%
Refinance - Rate Term                                    51,108,949        3.25
Refinance - Cashout                                     781,245,831       49.75
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

PRODUCT TYPE

PRODUCT TYPE                                              BALANCE           %
------------                                              -------           -
Fixed Rate                                             $299,324,531       19.06%
ARM                                                   1,270,950,492       80.94
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

OCCUPANCY

OCCUPANCY                                                BALANCE            %
---------                                                -------            -
Primary                                              $1,540,975,156       98.13%
Second Home                                               6,712,669        0.43
Investment                                               22,587,198        1.44
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

LOAN TYPE

LOAN TYPE                                                BALANCE            %
---------                                                -------            -
Fixed Rate                                             $299,324,531       19.06%
ARM                                                   1,270,950,492       80.94
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

INTEREST ONLY TERM                                       BALANCE            %
------------------                                       -------            -
0                                                    $1,087,071,239       69.23%
24                                                       39,651,911        2.53
36                                                        6,730,211        0.43
60                                                      435,394,444       27.73
120                                                       1,427,218        0.09
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

HYBRID TYPES

HYBRID TYPES                                             BALANCE            %
------------                                             -------            -
Balloon Loans                                            98,276,229        6.26
10 Year Fixed Loans                                        $366,896        0.02%
15 Year Fixed Loans                                       7,435,251        0.47
20 Year Fixed Loans                                      18,053,495        1.15
30 Year Fixed Loans                                     175,192,661       11.16
Six-Month LIBOR Loans                                    10,329,253        0.66
Six-Month LIBOR Balloon Loans                               219,988        0.01
1/29 LIBOR Loans                                            739,921        0.05
1/29 LIBOR Balloon ARM (6 Month LIBOR)                      211,500        0.01
2/28 LIBOR Loans                                      1,077,378,204       68.61
2/28 LIBOR Balloon Loans (6 Month LIBOR Index)           44,931,722        2.86
3/27 LIBOR Loans                                        124,335,412        7.92
3/27 LIBOR Balloon Loans (6 Month LIBOR Index)            5,226,377        0.33
5/25 LIBOR Loans                                          7,578,115        0.48
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

PROPERTY TYPE

PROPERTY TYPE                                            BALANCE            %
-------------                                            -------            -
Single Family                                        $1,193,069,059       75.98%
Planned Unit Development                                235,090,391       14.97
Condominium                                              68,967,496        4.39
Two- to Four-Family                                      61,392,577        3.91
Townhouse                                                 7,943,667        0.51
Rowhouse                                                  3,613,275        0.23
Manufactured Housing                                        198,558        0.01
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

DOCUMENTATION

DOCUMENTATION                                            BALANCE            %
-------------                                            -------            -
Stated Documentation                                   $774,620,917       49.33%
Full Documentation                                      741,141,404        47.2
Lite Documentation                                       54,337,750        3.46
Other                                                       174,952        0.01
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

LIEN

LIEN                                                     BALANCE            %
----                                                     -------            -
1st Lien                                             $1,463,176,285       93.18%
2nd Lien                                                107,098,738        6.82
TOTAL:                                               $1,570,275,023      100.00%

MORTGAGE INSURANCE

MORTGAGE INSURANCE                                       BALANCE            %
------------------                                       -------            -
No Insurance                                         $1,570,275,023      100.00%
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

ORIGINATORS

ORIGINATORS                                              BALANCE            %
-----------                                              -------            -
Wilmington Finance, Inc.                               $550,371,262       35.05%
MILA, Inc.                                              286,694,988       18.26
MortgageIT, Inc.                                        267,711,726       17.05
Other                                                   465,497,046       29.64
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

SERVICERS

SERVICERS                                                BALANCE            %
---------                                                -------            -
WILSHIRE                                             $1,570,275,023      100.00%
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======

STATE

STATE                                                    BALANCE            %
-----                                                    -------            -
Alabama                                                 $13,738,327        0.87%
Alaska                                                      224,256        0.01
Arizona                                                  65,183,709        4.15
Arkansas                                                  5,707,431        0.36
California                                              338,782,641       21.57
Colorado                                                 18,032,108        1.15
Connecticut                                              19,913,946        1.27
Delaware                                                  3,465,594        0.22
District of Columbia                                        269,550        0.02
Florida                                                 110,576,066        7.04
Georgia                                                  29,284,213        1.86
Hawaii                                                    1,601,164         0.1
Idaho                                                     5,906,721        0.38
Illinois                                                 90,029,684        5.73
Indiana                                                  21,867,848        1.39
Iowa                                                      4,421,575        0.28
Kansas                                                    8,816,171        0.56
Kentucky                                                 12,798,546        0.82
Louisiana                                                11,651,819        0.74
Maine                                                     3,333,919        0.21
Maryland                                                 65,647,131        4.18
Massachusetts                                            22,224,571        1.42
Michigan                                                 64,219,514        4.09
Minnesota                                                32,126,075        2.05
Mississippi                                               6,369,143        0.41
Missouri                                                 29,704,353        1.89
Montana                                                     574,270        0.04
Nebraska                                                  3,015,488        0.19
Nevada                                                   33,843,639        2.16
New Hampshire                                             5,041,640        0.32
New Jersey                                               43,239,930        2.75
New Mexico                                                1,337,228        0.09
New York                                                 67,088,836        4.27
North Carolina                                           25,263,943        1.61
North Dakota                                                303,624        0.02
Ohio                                                     39,300,153         2.5
Oklahoma                                                  6,208,908         0.4
Oregon                                                   22,211,073        1.41
Pennsylvania                                             35,719,256        2.27
Rhode Island                                             12,117,413        0.77
South Carolina                                           14,008,520        0.89
South Dakota                                              1,512,747         0.1
Tennessee                                                33,899,945        2.16
Texas                                                    94,863,616        6.04
Utah                                                      8,415,011        0.54
Vermont                                                     720,241        0.05
Virginia                                                 65,434,865        4.17
Washington                                               49,094,116        3.13
West Virginia                                             4,705,304         0.3
Wisconsin                                                15,282,833        0.97
Wyoming                                                   1,176,352        0.07
                                                     --------------      ------
TOTAL:                                               $1,570,275,023      100.00%
                                                     ==============      ======